Exhibit 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President and Sole Executive Officer of 4net Software, Inc. (the "Company"), certifies, that to his knowledge:

     1) the Company's Form 10-K for the annual period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Company's Form 10-K for the annual period ended September 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 6, 2010


                                                /s/ Steven N. Bronson
                                                ----------------------------
                                                Steven N. Bronson, President